SUPPLEMENTARY STATEMENTS OF OPERATIONS INFORMATION (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Financial income (expenses), net
Foreign currency gains (losses), net	$ (3,104)	$ 1,972	$ 688
Bank charges	(199)	(117)	(113)
Loss from sales of marketable securities	(1,139)	(466)	(173)
Financial income (expenses), net, Total	$ (4,442)	$ 1,389	$ 402